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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported):  January 28, 2002


                              DRUGSTORE.COM, INC.
                              -------------------
            (Exact Name of Registrant as Specified in its Charter)

       Delaware                        0-78813                   04-3416255
       --------                        -------                   ----------
(State or other Jurisdiction     (Commission File Number)     (I.R.S. Employer
     of Incorporation)                                       Identification No.)



                       13920 SE Eastgate Way, Suite 300
                              Bellevue, WA 98005
                   (Address of principal executive offices)
                   ----------------------------------------
                        Registrant's telephone number:
                                (425) 372-3200

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Item 9.   Regulation FD Disclosure.

During the company's earning call on January 28, 2002, Kal Raman, President and Chief Executive Officer of drugstore.com, inc., expects to provide the following information:

Earlier in the year drugstore.com refined its relationship with its brick & mortar partner Rite Aid and launched a Rite Aid branded version of drugstore.com known as "RiteAid.com powered by drugstore.com." Recently, Rite Aid has established an internet relationship with Express Scripts to be its health and beauty business partner. With this new relationship Rite Aid.com, linked to Express Scripts.com, now has access to customers of three of the top five pharmacy benefit managers. We appreciate the opportunity to serve these customers.

We do not intend to update this information, unless we believe it is appropriate or necessary to do so in accordance with the SEC's Regulation FD.

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

January 28, 2002
                                     DRUGSTORE.COM, INC.



                                     By:  /s/ Bob Barton

                                        ------------------------------------
                                        Bob Barton
                                        Vice President, Chief Financial Officer
                                        and Treasurer